Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Timothy A. Bonang, Vice President, Investor Relations, or
Elisabeth H. Olmsted, Manager, Investor Relations
(617) 796-8234
www.snhreit.com

Senior Housing Properties Trust Announces Restructuring of Management Agreement with RMR and Significant Governance Enhancements

Further Aligning Interests of RMR with SNH Shareholders While Maintaining Low Cost Structure; Recommending Annual Election of All Trustees; Terminating “Poison Pill”

Newton, MA (September 23, 2013):  Senior Housing Properties Trust (NYSE: SNH) today announced the restructuring of its management agreement with Reit Management & Research LLC (RMR) and significant governance enhancements.

Restructuring of Management Agreement with RMR.

SNH and RMR have agreed to restructure their business management agreement as follows:

•                  The base business management fees paid by SNH to RMR, which are included in SNH’s “G&A” expenses, are currently calculated at the annual rate of approximately 0.5% of the gross historical cost of SNH’s real estate assets. Beginning in 2014, these fees will be calculated on the basis of the lower of: (i) gross historical cost of SNH’s real estate assets or (ii) SNH’s total market capitalization. Market capitalization will include the market value of SNH’s common shares, plus the liquidation preference of preferred shares and the principal amount of debt. The market value of SNH’s common shares will be calculated based on the average shares outstanding multiplied by the average closing share price during the period in which the fees are earned. Accordingly, SNH’s fees paid to RMR may decline when the market value of SNH’s common shares declines.

•                  All of the base business management fees currently paid by SNH to RMR are paid in cash. Beginning in 2014, 10% of the base business management fees will be paid in common shares of SNH. The amount of SNH common shares granted as part of the base business management fee will be calculated based on the average closing share price during the period in which the fees are earned. Accordingly, RMR’s common share ownership of SNH is expected to increase over time.

•                  Annual incentive fees payable by SNH to RMR included in SNH’s “G&A” expenses are currently calculated based upon increases in funds from operations (FFO) per share and are paid in common shares of SNH which vest immediately. Beginning in 2014, the incentive fees which may be earned by RMR will be calculated based upon total returns realized by SNH common shareholders (i.e., share price appreciation plus dividends) in excess of benchmarks. The benchmarks will be set by the Compensation Committee of SNH’s Board (which is comprised solely of Independent Trustees) and will be disclosed in SNH’s annual meeting proxy statements. Incentive fees will be paid in common shares of SNH which will vest over a multiyear period and will be subject to a “claw back” in the event of certain material restatements of financial results. Accordingly, the incentive fees payable to RMR are expected to have a direct relationship to total returns realized by SNH common shareholders.

Recommending Annual Election of All Trustees.

The SNH Board of Trustees has determined to recommend to shareholders that SNH’s Declaration of Trust be amended to permit the annual election of all Trustees. SNH’s Trustees currently serve staggered, three year terms. The proposed amendment to SNH’s Declaration of Trust will be presented to SNH’s shareholders at SNH’s next annual shareholders’ meeting in the spring of 2014. If this amendment is approved by SNH’s shareholders, all Trustees will thereafter be elected for one year terms.

Terminating “Poison Pill”.

The SNH Board of Trustees has determined not to extend SNH’s shareholders’ rights plan (the “poison pill”) when it expires on April 10, 2014.

SNH’s Independent Trustees issued the following joint statement regarding today’s announcements:

“Historically, SNH’s Board and management have focused on providing high quality management services to SNH at or below average costs. The changes announced today are intended to further align RMR’s financial incentives with the returns realized by shareholders and enhance the Company’s governance, while allowing SNH to continue receiving high quality management services at or below average costs. The SNH Board is also currently considering additional governance enhancements which may be announced during the next several months.”

Senior Housing Properties Trust is a real estate investment trust (REIT) that primarily owns healthcare properties located throughout the United States. SNH is headquartered in Newton, MA.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER SNH USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, SNH IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON SNH’S PRESENT INTENT, BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT FUTURE INCENTIVE FEES PAYABLE TO RMR ARE EXPECTED TO HAVE A DIRECT RELATIONSHIP TO TOTAL RETURNS REALIZED BY SNH’S COMMON SHAREHOLDERS. AN IMPLICATION OF THIS STATEMENT MAY BE THAT SHAREHOLDERS WILL RECEIVE INCREASED TOTAL RETURNS. IN FACT, FUTURE TOTAL RETURNS REALIZED BY SHAREHOLDERS WILL BE IMPACTED BY MANY FACTORS, INCLUDING SOME BEYOND SNH’S AND RMR’S CONTROL. FOR EXAMPLE, THE TOTAL RETURNS REALIZED BY SHAREHOLDERS ARE DEPENDENT UPON THE CHANGES IN THE TRADING PRICE OF SNH SHARES WHICH MAY REFLECT CHANGES IN INTEREST RATES, THE EXPECTATION OF FUTURE INTEREST RATE CHANGES OR OTHER GENERAL MARKET CONDITIONS. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE CHANGES IN THE METHOD OF CALCULATING THE INCENTIVE FEES PAID BY SNH TO RMR WILL INCREASE THE TOTAL RETURNS REALIZED BY SNH COMMON SHAREHOLDERS.

•                  THIS PRESS RELEASE IMPLIES THAT SNH’S HISTORICAL AND FUTURE G&A COSTS HAVE BEEN, AND WILL BE, AT OR BELOW THE AVERAGE OF SUCH COSTS AMONG ITS PEER GROUP. CALCULATING THE RELATIVE COSTS OF G&A SERVICES CAN BE DONE IN MANY DIFFERENT WAYS; FOR EXAMPLE, IN ACTUAL DOLLAR AMOUNTS, AS A PERCENTAGE OF ASSETS VALUED AT COST OR BOOK VALUES, AS A PERCENTAGE OF BOOK OR MARKET EQUITY VALUES, AS A PERCENTAGE OF REVENUES, OR OTHERWISE. SNH BELIEVES THAT ITS STATEMENTS ARE BASED UPON CUSTOMARY CALCULATIONS USED IN THE REIT INDUSTRY TO COMPARE G&A COSTS BASED ON FINANCIAL STATEMENT METRICS. HOWEVER, DEPENDING UPON HOW RELATIVE G&A COSTS ARE CALCULATED, IT MAY BE POSSIBLE TO ARGUE THAT SNH’S HISTORICAL AND FUTURE G&A COSTS ARE NOT, AND WILL NOT BE, AT OR BELOW AVERAGE.

•                  THIS PRESS RELEASE STATES THAT SNH’S BOARD HAS DETERMINED TO RECOMMEND TO SHAREHOLDERS THAT SNH’S DECLARATION OF TRUST BE AMENDED TO PROVIDE THAT ALL TRUSTEES BE ELECTED TO SERVE FOR ONE YEAR TERMS. THIS AMENDMENT MAY NOT BE APPROVED BY SNH’S SHAREHOLDERS. ALSO, ALTHOUGH SNH’S BOARD HAS NO CURRENT INTENTION TO DO SO, SNH’S BOARD MAY DETERMINE IN THE FUTURE NOT TO PROCEED WITH A PROPOSAL TO SHAREHOLDERS TO PROVIDE THAT ALL TRUSTEES BE ELECTED TO SERVE FOR ONE YEAR TERMS.

•                  THIS PRESS RELEASE STATES THAT SNH’S BOARD HAS DETERMINED NOT TO EXTEND SNH’S SHAREHOLDER’S RIGHTS PLAN (THE “POISON PILL”) WHEN IT EXPIRES ON APRIL 10, 2014. UNDER APPLICABLE LAW, THE SNH BOARD HAS THE POWER TO CREATE, AMEND, EXTEND OR TERMINATE A SHAREHOLDERS’ RIGHTS PLAN. ALTHOUGH SNH’S BOARD HAS NO CURRENT INTENTION TO DO SO, SNH’S BOARD MAY DETERMINE IN THE FUTURE TO EXTEND THE EXPIRATION OF THE PLAN OR TO ADOPT A NEW SHAREHOLDERS’ RIGHTS PLAN AFTER THE CURRENT PLAN EXPIRES.

•                  THIS PRESS RELEASE STATES THAT SNH IS CURRENTLY CONSIDERING OTHER ENHANCEMENTS TO GOVERNANCE THAT MAY BE ANNOUNCED IN THE NEXT SEVERAL MONTHS. THE SNH BOARD MAY DECIDE TO MAKE NO FURTHER GOVERNANCE ENHANCEMENTS OR ANY ADDITIONAL ENHANCEMENTS MAY BE DELAYED UNTIL BEYOND THE NEXT SEVERAL MONTHS.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

EXCEPT AS REQUIRED BY LAW, SNH DOES NOT INTEND TO UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENT IN THIS PRESS RELEASE AS A RESULT OF FUTURE EVENTS, NEW INFORMATION WHICH MAY COME TO SNH’S ATTENTION OR OTHERWISE.

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